UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2004

ACCELRYS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27118	33-0557266

(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

9685 Scranton Road, San Diego, California		92121-1761

(Address of principal executive offices)		(Zip Code)

(858) 799-5000

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Item 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Exhibit
Number	Description

99.1	Press Release dated October 28, 2004
99.2	Spreadsheet of Financial Data
99.3	Conference Call Transcript

On October 28, 2004, Accelrys issued a press release announcing the Fiscal 2005 Second-Quarter and Year-to-Date Financial Results. (See Exhibit Number 99.1 for copy of release) A conference call was also held to discuss the financial results. (See Exhibit Number 99.3 for call transcripts)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELRYS, INC. By: /s/ John J. Hanlon —————————————— John J. Hanlon, Executive Vice President and Chief Financial Officer

Date: October 28, 2004